Redeemable, Convertible Preferred Stock	12 Months Ended
Dec. 31, 2022
Temporary Equity Disclosure [Abstract]
Redeemable, Convertible Preferred Stock
Note 6 — Class A Common Stock Subject to Possible Redemption
The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of future events. The Company is authorized to issue 280,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of the Company’s Class A common stock are entitled to one vote for each share. As of December 31, 2022 and 2021, there were 15,000,000 shares of Class A common stock outstanding subject to possible redemption and are classified outside of permanent equity in the balance sheet.
The Class A common stock subject to possible redemption reflected on the balance sheets is reconciled in the following table:

Gross proceeds	$150,000,000
Less:
Amount allocated to public warrants	(5,100,000)
Class A common stock issuance costs	(13,306,092)
Plus:
Accretion of carrying value to redemption value	18,406,092
Class A common stock subject to possible redemption, December 31, 2021	$150,000,000
Subsequent remeasurement of Class A common stock subject to possible redemption	1,113,633
Class A common stock subject to possible redemption, December 31, 2022	$151,113,633
Redeemable, Convertible Preferred Stock
The Company has six outstanding series of contingently redeemable convertible preferred stock. The authorized, issued and outstanding shares, issue price, and carrying value as of December 31, 2022 and December 31, 2021, are as follows (in thousands, except share and per share amounts):

	Shares Authorized	Shares Issued and Outstanding	Issue Price	Carrying Amount
Series A	4,666,503	4,666,503	$1.75 - 3.94	$12,230
Series B	1,733,370	1,733,370	10.38	18,000
Series C	4,254,733	4,142,408	14.69	60,850
Series D	10,274,260	10,161,362	19.93	188,402
Series E	5,183,957	5,183,957	22.86	118,076
Series F	3,634,210	3,634,210	22.86	83,073
	29,747,033	29,521,810		$480,631
There were no changes in redeemable convertible preferred stock issued and outstanding during the year ended December 31, 2022. The holders of preferred shares are entitled to receive dividends on an as converted to common shares basis as if all preferred shares had been converted into common shares on the date of such event. Dividends are cumulative and are payable in arrears at the rate of 8% of the original issue price.
In March 2021, a warrant was exercised for a total issuance of 158,058 Series D preferred shares which led to an increase in redeemable convertible preferred stock of $3,150 during the year ended December 31, 2021. In April 2021, the Company closed a Series F round with the issuance of 3,634,210 Series F preferred shares for the net proceeds of $83,073.
Redemption features of preferred shares are not fixed and do not have a determinable price on fixed or determinable dates. As of December 31, 2022, the preferred shares are not currently redeemable, and it is not probable that the preferred shares will become redeemable, since it is uncertain whether or when circumstances exist that would constitute a deemed liquidation event. Accordingly, the Company has not adjusted the carrying value of the preferred shares to their redemption values.